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                                                                    Exhibit 10.3

                               SECURITY AGREEMENT
                               ------------------

                SECURITY AGREEMENT, dated as of November 10, 2003 (as amended, modified or supplemented from time to time, this "Security Agreement"), among GENTEK INC., a Delaware corporation ("GenTek"), the Domestic Subsidiaries identified on the signature pages hereto as "Grantors" (together with GenTek, each a "Grantor" and collectively, the "Grantors"), and BANK OF AMERICA, N.A., in its capacity as agent (in such capacity, together with any successor agent, the "Agent") for the financial institutions (the "Lenders") from time to time party to the Credit Agreement referred to below (the Lenders, together with the Agent, are collectively referred to herein as the "Secured Parties").

                              W I T N E S S E T H:

                WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") by and among the Grantors, Noma Company, the Lenders, the Agent, Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, the Lenders have agreed to make Revolving Loans and issue or cause the issuance of Letters of Credit on behalf of the Borrowers;

                WHEREAS, in order to induce the Agent and the Lenders to enter into the Credit Agreement and the other Loan Documents and to induce the Lenders to make Revolving Loans and issue or cause the issuance of Letters of Credit and Credit Support as provided for in the Credit Agreement, the Grantors have agreed to grant a continuing Lien on the Collateral in favor of the Agent, for the benefit of the Secured Parties, to secure the Obligations;

                NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. DEFINED TERMS. The following terms shall have the following respective meanings:

                "Accounts" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                "Chattel Paper" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                "Collateral" has the meaning set forth in Section 2 hereof.

                "Collection Accounts" has the meaning set forth in Section 11(a) hereof.









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                "Contract" and "Contracts" have the respective meanings set forth in Section 18(b) hereof.

                "Copyrights" means, with respect to a Grantor, (i) all of such Grantor's copyrights in all original works of authorship fixed in any tangible medium of expression, all mask works fixed in a chip product, all such Grantor's right, title and interest therein and thereto, and all of such Grantor's registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States or any other country, or any political subdivision thereof, all whether now or hereafter owned or licensable by such Grantor, including, but not limited to, those registrations or applications for registrations described on Schedule III annexed hereto and made a part hereof and (ii) all extensions or renewals thereof.

                "Documents" means, with respect to a Grantor, all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by such Grantor.

                "Equipment" means, with respect to a Grantor, all of such Grantor's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Grantor and all of such Grantor's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                "General Intangibles" means, with respect to a Grantor, all of such Grantor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Grantor of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Grantor in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Grantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Grantor is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Grantor.

                "Instruments" means, with respect to a Grantor, all instruments as such term is defined in the UCC, now owned or hereafter acquired by such Grantor.


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                "Inventory" means, with respect to a Grantor, all of such
Grantor's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Grantor's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                "Investment Property" means, with respect to a Grantor, all of such Grantor's right, title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                "Patents" shall mean, with respect to a Grantor, (i) all of such Grantor's patents (granted or pending) of the United States of America or any other country, all right, title and interest of such Grantor therein and thereto, and all of such Grantor's registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by such Grantor, including, but not limited to, those described on Schedule III annexed hereto and made a part hereof and (ii) all reissues, continuations, continuations-in-part, extensions or divisionals thereof and all licenses thereof.

                "Patent Applications" shall mean, with respect to a Grantor, (i) all of such Grantor's applications for Patents that have been filed in the United States Patent and Trademark Office as of the effective date of this Security Agreement, or in the future, that have not yet been issued as patents, all whether now or hereafter owned or licensable by such Grantor, including, but not limited to, those described on Schedule III annexed hereto and made a part hereof and (ii) all reissues, continuations, continuations-in-part, divisionals or term restorations and all extensions thereof and licenses thereof.

                "Payment Account" means each bank account established pursuant to this Security Agreement to which the proceeds of Accounts and other Collateral are deposited or credited and which is maintained in the name of the Agent or the applicable Grantor, as the Agent may determine, on terms acceptable to the Agent.

                "Proprietary Rights" means, with respect to a Grantor, all of such Grantor's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.


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                "Trademarks" shall mean, with respect to a Grantor, (i) all of such Grantor's trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest of such Grantor therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by such Grantor, including, but not limited to, those described on Schedule III annexed hereto and made a part hereof and (ii) all reissues, extensions or renewals thereof and all licenses thereof (including, without limitation, all license agreements).

                "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests.

                All other capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

                2.      GRANT OF LIEN.

                (a) As security for all Obligations, each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, a continuing security interest in and lien on all of the following property and assets of such Grantor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                        (i)     all Accounts;

                        (ii)    all Inventory;

                        (iii)   all contract rights;

                        (iv)    all Chattel Paper;

                        (v)     all Documents;

                        (vi)    all Instruments;

                        (vii)   all Supporting Obligations;

                        (viii)  all General Intangibles;

                        (ix)    all Equipment;

                        (x)     all Investment Property;


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                        (xi)    all money, cash, cash equivalents, securities
and other property of any kind of such Grantor held directly or indirectly by the Agent or any Lender;

                        (xii) all of such Grantor's deposit accounts, credits and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including any Payment Accounts;

                        (xiii)  all Patents and Patent Applications listed on
Schedule III annexed hereto and made a part hereof;

                        (xiv) all Copyrights and each of the registrations listed on Schedule III annexed hereto and made a part hereof;

                        (xv) all Trademarks, and the good-will of the business symbolized by each such Trademark, and each of the registrations listed on Schedule III annexed hereto and made a part hereof;

                        (xvi)   all other assets and property of such Grantor;

                        (xvii) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing; and

                        (xviii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, all equity interests in Subsidiaries pledged or required to be pledged to the Agent under the U.S. Pledge Agreement and all other property of each of the Grantors in which the Agent or any Lender may at any time be granted a Lien as collateral for any of the Obligations, is herein collectively referred to as the "Collateral"; provided, however, "Collateral" shall not include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests (a) in any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any provision prohibiting such Grantor from granting a security interest in its rights and interests thereunder in favor of the Agent would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, further, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above; provided, further, that


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any Account or any money or other amounts due or to become due to such Grantor under any such license, contract or agreement shall at no time be excluded from the Collateral or the security interest granted by such Grantor hereunder in favor of the Agent, (b) in any of the outstanding capital stock or other equity interests of any of the entities identified on Schedule V annexed hereto and made a part hereof (each entity identified on Schedule V and each Foreign Subsidiary created after the date hereof in accordance with, and subject to the express provisions of, Section 7.22 of the Credit Agreement, shall be referred to herein as a "Specified Foreign Subsidiary" and, collectively as the "Specified Foreign Subsidiaries"), in excess of 65% of the issued and outstanding shares of voting stock or other voting equity interests of each such Specified Foreign Subsidiary; provided that immediately upon the amendment of the Code to allow the pledge of a greater percentage of the voting stock or other voting equity interests in any such Specified Foreign Subsidiary without adverse tax consequences, the Collateral shall include, and the security interest granted by each Grantor shall attach to, such greater percentage of capital stock of each such Specified Foreign Subsidiary; provided, further, that the Grantors shall use their commercially reasonable efforts to obtain the necessary consents to the pledge of 65% of the shares of PrettleNoma GmbH hereunder, and upon the receipt thereof, shall take all necessary steps to pledge such shares hereunder (and upon such pledge, PrettleNoma GmbH shall be a "Specified Foreign Subsidiary" hereunder), (c) in any of the outstanding capital stock or other equity interests of any of the entities identified on Schedule VI annexed hereto and made a part hereof (each a "Specified Domestic Holding Company" and, collectively, the "Specified Domestic Holding Companies"), in excess of 65% of the issued and outstanding shares of voting stock or other voting equity interests of each such Specified Domestic Holding Company; provided that immediately upon any change in circumstances that would cause such Specified Domestic Holding Company to no longer qualify as a Foreign Subsidiary Holding Company (as defined below), the Collateral shall include, and the security interest granted by each Grantor shall attach to, the remaining 35% of the issued and outstanding shares of voting stock or other voting equity interests of such Specified Domestic Holding Company or (d) Equipment financed by a Grantor with purchase money Debt or Capital Leases expressly permitted under the Credit Agreement; provided, that the foregoing exclusion shall only apply to the extent that such Grantor is prohibited from granting a security interest under the terms of such Debt or Capital Lease and only so long as such Debt or Capital Lease remains outstanding. For purposes of this Security Agreement, a "Foreign Subsidiary Holding Company" means any Domestic Subsidiary that, for federal income tax purposes, is treated as the owner of no assets in excess of $100,000 other than the stock or other equity interests of one or more Specified Foreign Subsidiaries or other Foreign Subsidiary Holding Company and intercompany loans made by it to its Foreign Subsidiaries. The Grantors and the Agent agree that nothing in the Credit Agreement, the U.S. Pledge Agreement or this Security Agreement will result in the direct or indirect pledge of (x) the assets of a "controlled foreign corporation" or (y) more than 65% of the total combined voting power of all classes of stock entitled to vote of a "controlled foreign corporation."

                (b) All of the Obligations shall be secured by all of the Collateral.

                3.      PERFECTION AND PROTECTION OF SECURITY INTEREST.

                (a) Each Grantor shall, at its expense, perform all steps reasonably requested by the Agent at any time to perfect, maintain, protect and enforce the Agent's Liens, including:


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(i) executing, delivering and/or filing and recording of the Grant of Security in the form attached hereto and filing or authorizing the Agent to file financing or continuation statements, and amendments thereof, in form and substance reasonably satisfactory to the Agent; (ii) delivering to the Agent the originals of all Instruments from any single obligor having a value in excess of $500,000 and, upon the request of the Agent, Documents and Chattel Paper of such Grantor from any single obligor having a value in excess of $500,000, and all other Collateral of which the Agent reasonably determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent, upon the Agent's request made after the occurrence and during the continuance of an Event of Default, warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iv) when an Event of Default has occurred and is continuing, transferring its Inventory to warehouses or other locations designated by the Agent; (v) upon the Agent's request made after the occurrence and during the continuance of an Event of Default, placing notations on such Grantor's books of account to disclose the Agent's security interest; (vi) obtaining control agreements from securities intermediaries with respect to financial assets in the possession of securities intermediaries (other than, so long as no Event of Default shall have occurred and be continuing, with respect to securities accounts having assets of less than (i) $100,000, on an individual basis, maintained therein and (ii) $200,000, on an aggregate basis, maintained in all such securities accounts); (vii) assigning and delivering to the Agent, upon the request of the Agent made after the occurrence and during the continuance of an Event of Default, all Supporting Obligations, including letters of credit on which such Grantor is named beneficiary with the written consent of the issuer thereof and (viii) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. To the extent permitted by applicable law, the Agent may (and each Grantor hereby authorizes the Agent to) file, without the applicable Grantor's signature, one or more financing statements continuation statements or other documents and amendments thereto for the purpose of perfecting, confirming, continuing, enforcing or protecting the Agent's Liens. Each Grantor hereby authorizes the Agent to file a Record or Records, including, without limitation, financing or continuation statements and Grant of Security in the forms attached hereto, and amendments thereto, in any jurisdictions and with any filing offices as the Agent may determine (and signed only by the Agent (if necessary)), in its sole reasonable discretion, are necessary or advisable to perfect the security interest granted to the Agent herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Agent herein, including, without limitation, describing such property as "all assets" or "all personal property, whether now owned or hereafter acquired." Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

                (b) If any Collateral of a Grantor is at any time in the possession or control of any warehouseman, bailee or any of a Grantor's agents or processors, then such Grantor shall notify the Agent thereof and shall comply with the provisions of Section 7.9 of the Credit Agreement with respect to such location. If at any time any Collateral is located in any operating


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facility of a Grantor that is leased by such Grantor, then such Grantor shall comply with the provisions of Section 7.9 of the Credit Agreement with respect to such location.

                (c) From time to time, each Grantor shall, upon the request of the Agent, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Secured Parties, the Collateral in which such Grantor has an interest, but a Grantor's failure to do so shall not affect or limit any security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Grantor. So long as the Credit Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability of a Borrower or as the basis for any advance, loan, extension of credit or other financial accommodation).

                4. LOCATION OF COLLATERAL. (a) Each Grantor represents and warrants to the Agent and the Lenders that: (A) Schedule I hereto is a correct and complete list of such Grantor's chief executive office, the location of its books and records, the locations of the Collateral in which such Grantor has an interest and the locations of all of its other places of business; and (b)
Schedule I hereto correctly identifies any of such facilities and locations that are not owned by such Grantor and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Grantor covenants and agrees that it will not (i) maintain any Collateral in which it has an interest at any location other than those locations listed for such Grantor on Schedule I hereto (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in
Schedule I hereto, unless it gives the Agent at least thirty (30) days' (or such lesser number of days agreed to by the Agent) prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, each Grantor represents that all of its Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Grantor, (b) on premises leased by such Grantor, provided that, to the extent (and only to such extent) required by the provisions of the Credit Agreement or this Security Agreement, the Agent has received an executed landlord waiver from the landlord of such premises in form and substance reasonably satisfactory to the Agent or (c) in a warehouse or with a bailee, provided that, to the extent (and only to such extent) required by the provisions of the Credit Agreement or this Security Agreement, the Agent has received an executed bailee letter from the applicable Person in form and substance reasonably satisfactory to the Agent.

                5. JURISDICTION OF ORGANIZATION. Schedule II hereto identifies each Grantor's corporate name, its jurisdiction of incorporation or organization, the type of entity it was organized as and the state organization identification number of such Grantor (if the state of its incorporation or organization provides such organization number).

                6. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of the Collateral in which such Grantor granted a security interest hereunder in favor of the Agent is and will continue to be owned by such Grantor free and clear of all Liens whatsoever, except for Permitted Liens; (b) the Agent's Liens in the Collateral in which such Grantor granted a security interest hereunder in favor of the Agent will not be subject


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to any prior Lien except for those Liens identified in clauses (c), (d), (e),
(h) and (i) of the definition of Permitted Liens; and (c) such Grantor will use, store and maintain the Collateral in which it granted a security interest hereunder in favor of the Agent with all reasonable care and will use such Collateral for lawful purposes only.

                7.      INTENTIONALLY OMITTED.

                8. ACCESS AND EXAMINATION. Subject to Section 7.4(b) of the Credit Agreement, the Agent may at all reasonable times during regular business hours, upon reasonable advance notice to the applicable Grantor (and at any time and without advance notice when a Default or Event of Default exists and is continuing) have access to, examine, audit, make extracts from or copies of and inspect any or all of a Grantor's records, files and books of account and the Collateral, and discuss a Grantor's affairs with such Grantor's officers and management. Each Grantor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Grantor. At any time when a Default or Event of Default exists, the Agent may, and at the direction of the Required Lenders shall, and at the Grantors' expense, make copies of all of any Grantor's books and records, or require a Grantor to deliver such copies to the Agent. At any time when an Event of Default exists, the Agent may, without expense to the Agent, use such of a Grantor's respective personnel, supplies and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent's Liens. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory or other Collateral of a Grantor, by mail, telephone, or otherwise.

                9. COLLATERAL REPORTING. Each Grantor shall provide the Agent with the following documents at the following times in form satisfactory to the Agent: (a) at the times specified in Section 5.2(l) of the Credit Agreement, or more frequently if requested by the Agent at any time that Borrowing Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement, a schedule of such Grantor's Accounts created, credits given, cash collected and other adjustments to Accounts of such Grantor since the last such schedule, (b) at the times specified in Section 5.2(l) of the Credit Agreement, an aging of such Grantor's Accounts, together with a reconciliation to the corresponding Borrowing Base of such Grantor (if such Grantor is a Borrower) and, upon the request of the Agent, to such Grantor's general ledger; (c) upon the request of the Agent, an aging of such Grantor's accounts payable; (d) on a monthly basis by the 20th day of the following month (or more frequently if requested by the Agent), a detailed calculation of Eligible Accounts and Eligible Inventory of such Grantor (if such Grantor is a Borrower); (e) at the times specified in Section 5.2(l) of the Credit Agreement, Inventory reports in a level of detail reasonably acceptable to the Agent, together with a reconciliation to the corresponding Borrowing Base of such Grantor (if such Grantor is a Borrower) and to such Grantor's general ledger;
(f) upon request, copies of invoices in connection with such Grantor's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with such Grantor's Accounts and for Inventory and Equipment acquired by such Grantor, purchase orders and invoices; (g) upon request of the Agent, a statement of the balance of any intercompany accounts; (h) such other reports as to the Collateral of such Grantor as the Agent shall reasonably request from time to time; and (i) with the delivery of each of the foregoing, a certificate of such Grantor or the Parent executed by an officer thereof certifying as to the accuracy and


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completeness of the foregoing. If any of a Grantor's records or reports of any of the Collateral are prepared by an accounting service or other agent, such Grantor hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent for distribution to the Lenders.

                10.     ACCOUNTS.

                (a) Each Grantor hereby represents and warrants to the Agent and the Lenders, with respect to such Grantor's Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Grantor, or rendition of services by such Grantor, in the ordinary course of such Grantor's business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense or counterclaim except those known to such Grantor and disclosed to the Agent and the Lenders pursuant to this Security Agreement in respect of offsets, deductions, defenses or counterclaims involving an amount greater than (x) $150,000, at any time that Borrower Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement or
(y) $500,000, at any other time; (iii) no payment will be received with respect to any Account of such Grantor, and no credit, discount or extension or agreement therefor will be granted on any Account of such Grantor, except as reported to the Agent and the Lenders in Borrowing Base Certificates delivered by such Grantor in accordance with the Credit Agreement or otherwise reported by such Grantor in accordance with this Security Agreement; (iv) each copy of an invoice delivered to the Agent by such Grantor will be a genuine copy of the original invoice sent to the Account Debtor named therein and (v) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of such Grantor described in each invoice will have been performed.

                (b) No Grantor shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Grantor's business or extend or modify any Account. If a Grantor becomes aware of any matter adversely affecting the collectibility in any material respect of any of its Accounts or the Account Debtor therefor involving an amount greater than (x) $150,000, at any time that Borrowing Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement or (y) $500,000, at any other time, including information regarding the Account Debtor's creditworthiness, such Grantor will promptly so advise the Agent.

                (c) No Grantor shall, except to the extent done in the ordinary course of its business and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any of its Accounts without the Agent's written consent; provided, however, such Accounts shall be excluded from such Grantor's Eligible Accounts. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and the Grantor will promptly deliver such instrument to the Agent, endorsed by such Grantor to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand or notice of protest with respect thereto, the applicable Grantor shall remain liable thereon until such instrument is paid in full.

                (d) Each Grantor shall notify the Agent promptly of all disputes and claims in excess of (x) $150,000, at any time that Borrowing Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement or (y) $500,000, at any other time, with any Account Debtor, and agrees to settle, contest or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of the applicable Grantor's business when no Event of Default exists. Each Grantor shall send the Agent a copy of each credit memorandum in excess of (x) $150,000, at any time that Borrowing Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement or (y) $500,000, at any other time, as soon as issued, and such Grantor, if a Borrower, shall promptly report that credit on Borrowing Base Certificates submitted by it. The Agent may, at all times when an Event of Default exists, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Required Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the applicable Grantor's Loan Account with the net amounts received by either of the Agent in payment of any such Grantor's Accounts.

                (e) If an Account Debtor returns any Inventory to a Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each Grantor shall immediately report to the Agent any return involving an amount in excess of (x) $100,000, at any time that Borrowing Base Certificates are required to be delivered on a weekly basis pursuant to the Credit Agreement or (y) $500,000, at any other time. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to a Grantor when an Event of Default exists, such Grantor, upon the request of the Agent, shall: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property;
(iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory of the applicable Grantor.

                11.     COLLECTION OF ACCOUNTS; PAYMENTS.

                (a) The Grantors shall maintain lock-box accounts and other lock-box arrangements reasonably satisfactory to the Agent with such banks as are acceptable to the Agent to which all Account Debtors shall be instructed to make payments on Accounts. All funds in such lock-box accounts shall be transferred on each Business Day to a Payment Account established for the account of such Grantor at a Clearing Bank acceptable to the Agent, subject (except for any Payment Accounts maintained by such Grantor at the Bank, in which case the provisions of Section 11(e) shall apply) to a Blocked Account Agreement. Upon the request of the Agent, each bank at which a lock-box account is maintained shall execute and deliver to the

Agent such agreements, in form and substance satisfactory to the Agent, as the Agent shall request with respect to such accounts, including, without limitation, with respect to prohibitions of the applicable Grantor withdrawing funds from such accounts or otherwise directing or modifying actions with respect to such accounts. Until the Agent notifies a Grantor to the contrary following the occurrence and during the continuance of an Event of Default or at any time that the aggregate Availability of all Borrowers is less than $25,000,000, each Grantor shall make collection of all of its Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into (i) a Payment Account established for the account of such Grantor at a Clearing Bank acceptable to the Agent, subject (except for any Payment Accounts maintained by such Grantor at the Bank, in which case the provisions of
Section 11(e) shall apply) to a Blocked Account Agreement or (ii) one of the accounts listed on Schedule IV hereto (such accounts being referred to herein as "Collection Accounts"); provided, that (a) each Collection Account shall be subject to an irrevocable standing instruction to the applicable bank instructing such bank to transfer all amounts deposited in such Collection Account to a Payment Account every Business Day and (b) upon the request of the Agent, the applicable Grantor shall cause a Blocked Account Agreement to be entered into with respect to any or all of the Collection Accounts. The Agent may, and, at the direction of the Required Lenders, shall, at any time following the occurrence and during the continuance of an Event of Default or at any time that the aggregate Availability of all Borrowers is less than $25,000,000, deliver to any Clearing Bank a "Notice of Sole Control" or similar instruction with respect to any Payment Account. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors of a Grantor that such Grantor's Accounts have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and the Agent shall charge the collection costs and expenses to the Loan Account of such Grantor as a U.S. Base Rate Revolving Loan. So long as an Event of Default has occurred and is continuing, each Grantor, at the request of the Agent, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts of such Grantor are received.

                (b) If sales of Inventory of a Grantor are made or services are rendered for cash, the applicable Grantor shall promptly (and in any event within one (1) Business Day) deliver to the Agent or deposit into a Payment Account the cash which such Grantor receives.

                (c) All payments, including immediately available funds received by the Agent at a bank account designated by it, will be the Agent's sole property for the benefit of the Secured Parties and will be credited to the Loan Account of the applicable Grantor (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that such payments shall be deemed to be credited to the Loan Account of the applicable Grantor immediately upon receipt for purposes of (i) determining Availability of such Grantor, (ii) calculating the Unused Line Fee pursuant to Section 2.5 of the Credit Agreement, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the applicable Grantor).

                (d) In the event one or more of the Grantors repays all of the Obligations upon the termination of the Credit Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts of any of the Grantors or proceeds of the other Collateral, such payment will be credited (conditioned upon final collection) to the applicable Grantor's Loan Account one
(1) Business Day after the Agent's receipt of immediately available funds.

                (e) With respect to each Payment Account and each lock-box of a Grantor maintained at the Bank, such Grantor hereby acknowledges and agrees as follows:

                (i) The Bank shall have exclusive ownership and control of such Payment Account or lock-box, as the case may be, and such Grantor has no right to exercise authority of any kind with respect to withdrawals from such Payment Account or lock-box or the funds deposited therein.

                (ii) With respect to any lock-box maintained at the Bank, such Grantor hereby authorizes the Bank to collect all monies, checks, instruments and other items of payment mailed to such lock-box and to deposit such monies, checks, instruments and other items of payment into an account designated by the Agent to be applied by the Agent to the Obligations in accordance with Section 3.7 of the Credit Agreement.

                (iii) With respect to any Payment Account maintained at the Bank, the Bank shall transfer at the close of each Business Day all of the available funds in such Payment Account to an account designated by the Agent to be applied by the Agent to the Obligations in accordance with Section 3.7 of the Credit Agreement.

                (iv) Without limiting any rights of the Bank, the Agent or the Lenders under any of the other Loan Documents or applicable law, the Bank may offset and charge such Grantor's other accounts maintained with the Bank for any items deposited in such Payment Account or lock-box, as the case may be, which are returned for any reason or otherwise not collected, and may offset and charge such other accounts of such Grantor for all service charges, fees, expenses and other items normally chargeable to such Payment Account or lock-box, as applicable, including, but not limited to, the amount of items deposited in such Payment Account or lock-box which are returned for any reason or otherwise not collected.

                (v) Such Grantor agrees to pay all other fees and charges required to be paid with respect to such Payment Account or lock-box as set forth in any other agreement entered into by such Grantor and the Bank with respect thereto.

                12.     INVENTORY; PERPETUAL INVENTORY.

                (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Grantor is and will be held for sale or lease, or to be furnished in connection with the rendition of services, in the ordinary course of such Grantor's business, and is and will be fit for such purposes. Each Grantor will keep its Inventory in good and marketable condition, except for damaged or defective goods arising in the ordinary course of such Grantor's business. Each Grantor will not, without the prior written consent of the Agent, acquire or accept any Inventory on consignment or approval other than in the ordinary course of business in a manner consistent with past practices and, upon the request of the Agent, such Grantor will provide the Agent with the details of any such arrangements. Each Grantor agrees that all Inventory produced by such Grantor in the United States of America will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Grantor will conduct a physical count of its Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Grantor will maintain a perpetual inventory reporting system at all times. Each Grantor will not, without the Agent's written consent, sell any of its Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or other repurchase or return basis other than in the ordinary course of business in a manner consistent with past practices and, upon the request of the Agent, such Grantor will provide the Agent with the details of any such arrangements.

                (b) In connection with all Inventory of a Grantor financed by Letters of Credit, such Grantor will, at the Agent's request made after the occurrence and during the continuance of an Event of Default, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments of such Grantor in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Grantor's possession, to deliver them, upon request, to the Agent in their original form. Each Grantor shall also, at the Agent's request made after the occurrence and during the continuance of an Event of Default, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents of such Grantor.

                13.     EQUIPMENT.

                (a) Each Grantor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Equipment owned by such Grantor is and will be used or held for use in such Grantor's business, and is and will be fit for such purposes. Each Grantor shall keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof.

                (b) Each Grantor shall promptly inform the Agent of any dispositions of its (x) Equipment that is not included in the Borrowing Base of a Borrower in which there are aggregate cash proceeds of $250,000 and (y) Equipment that is included in the Borrowing Base of a Borrower in which there are cash proceeds of $25,000 upon the disposition of any individual item of such Equipment or cash proceeds in the aggregate of $200,000 with respect to the disposition of all items of such Equipment. No Grantor shall permit any of its Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien. No Grantor will, without the Agent's prior written consent, alter or remove any identifying symbol or number on any of such Grantor's Equipment constituting Collateral.

                (c) Except as permitted in the Credit Agreement, no Grantor shall, without the Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any of such Grantor's Equipment.


                14.     INTENTIONALLY OMITTED.

                15. DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Each Grantor represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments and Chattel Paper of such Grantor describing, evidencing, or constituting Collateral, and such Grantor's signature and endorsement thereon, are and will be complete, valid, and genuine, and, to the best of such Grantor's knowledge, all other signatures and endorsements thereon, are and will be complete, valid and genuine, and (b) all goods evidenced by such Documents, Instruments and Chattel Paper are and will be owned by such Grantor, free and clear of all Liens other than Permitted Liens.

                16. RIGHT TO CURE. The Agent may, in the discretion of the Agent, and shall, at the direction of the Required Lenders, pay any amount or do any act required of a Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and with respect to which a Grantor fails to pay or do, including payment of any judgment against a Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim and any other Lien upon or with respect to any of the Collateral. All payments that the Agent makes under this Section 16 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the applicable Grantor's Loan Account as a U.S. Base Rate Revolving Loan. Any payment made or other action taken by the Agent under this Section 16 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

                17. POWER OF ATTORNEY. Each Grantor hereby appoints the Agent and the Agent's designee as such Grantor's attorney, with power: (a) to endorse such Grantor's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Grantor's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral in which such Grantor granted a security interest hereunder to the Agent, on drafts against customers, on assignments of Accounts of such Grantor, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) so long an any Event of Default has occurred and is continuing, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys, due or to become due under or with respect to any of the Collateral;
(d) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Grantor's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (e) to send requests for verification of Accounts of such Grantor to customers or Account Debtors in the name of a third-party or in a fictitious name; (f) so long as any Event of Default has occurred and is continuing, to complete in such Grantor's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (g) so long as any Event of Default shall have occurred and be continuing, to clear Inventory of such Grantor through customs in such Grantor's name, the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Grantor's name for such purpose; and (h) to do all things necessary to carry out the Credit Agreement and this Security Agreement. Each Grantor ratifies and approves all acts of such attorney. None of the Lenders, the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law except for their willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and the Obligations have been fully satisfied. Further, concurrently with the execution and delivery hereof, each Grantor is executing and delivering to the Agent, in the form of Exhibit A hereto, five originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Trademarks, Patents and Copyrights of such Grantor pursuant to the provisions hereof and each Grantor hereby releases the Agent and each Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Agent.

                18.     THE AGENT'S AND LENDERS' RIGHTS, DUTIES AND LIABILITIES.

                (a) Each Grantor assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon any of the Collateral, nor shall loss of or damage to any of the Collateral release any Grantor from any of the Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to or consent from any of the Grantors, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Grantors for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Grantor.

                (b) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each of its leases, agreements, contracts and licenses (each a "Contract" and collectively, the "Contracts") to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Each Grantor further agrees to enforce the terms and provisions of its Contracts in accordance with their terms, and not to waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Grantor in accordance with past practices and for a valid economic reason benefiting such Grantor (provided that in no event may any waiver, amendment or modification be made that could reasonably be expected to have a Material Adverse Effect). At the request of the Agent, a Grantor will deliver copies of each material Contract to which it is a party and each material amendment or modification thereof to the Agent promptly upon the execution and delivery thereof. None of the Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contract pursuant hereto. None of the Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of a Grantor under or pursuant to any

Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                (c) The Agent may at any time after an Event of Default shall have occurred and be continuing, without prior notice to the applicable Grantor, notify Account Debtors, parties to the Contracts of such Grantor and obligors in respect of Instruments and Chattel Paper of such Grantor, that the Accounts of such Grantor and the right, title and interest of such Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Agent, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties. Upon the written request of the Agent, a Grantor shall so notify Account Debtors, parties to Contracts of such Grantor and obligors in respect of Instruments and Chattel Paper of such Grantor.

                (d) The Agent may at any time in the Agent's own name or in the name of the applicable Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to the Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. The Agent will not exercise the rights provided for in the previous sentence unless it deems it necessary to do so in the exercise of its reasonable credit judgment and only after having given the Parent notice and an opportunity to verify and reconcile outstanding balances and terms and, prior to any communication with any such Account Debtor or other Person, the Agent shall give the Parent notice thereof. Upon the Agent's notifying the Parent of its decision to communicate directly with one or more of the Persons set forth above and while the Parent is working to verify and reconcile the information with such Persons the Agent may exclude all Accounts of the applicable Account Debtors from the Borrowing Base of each applicable Grantor. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to the Agent at any time and from time to time promptly upon the request of the Agent the following reports with respect to such Grantor: (i) a reconciliation of all Accounts of such Grantor; (ii) an aging of all Accounts of such Grantor; (iii) trial balances; and (iv) a test verification of such Accounts of such Grantor as the Agent may request. Each Grantor, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

                19.     PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

                (a) No Grantor has any interest in, or title to, any registered patent, trademark or copyright, or any patent, trademark or copyright subject of pending applications in the United States Copyright Office, the United States Patent and Trademark Office or any similar office or agency of the United States of America, any State thereof, any other country or any political subdivision thereof, except as set forth in Schedule III hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing by the Agent of Uniform Commercial Code financing statements and filing of the Grant of Security (Copyrights) in the form attached hereto as Exhibit B with the United States Copyright Office and filing of the Grant of Security (Patents) in the form attached hereto as Exhibit C, the filing of the Grant of Security (Trademarks) in the form attached hereto as Exhibit D with the United States Patent and Trademark Office and similar filings under Canadian law, perfected Liens in favor of the Agent on each Grantor's registered patents, trademarks and copyrights and such perfected Liens are enforceable as such as against such Grantor and all third parties. Upon filing of the Grant of Security (Copyrights) with the United States Copyright Office and filing of the Grant of Security (Patents) and Grant of Security (Trademarks) with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect the Agent's Lien on each Grantor's patents, trademarks or copyrights shall have been duly taken other than the registration of unregistered copyrights.

                (b) Each Grantor has the sole ownership of all registered Trademarks of such Grantor for the goods and services covered by the registrations thereof and such registrations are valid and subsisting and in full force and effect.

                (c) Each Grantor (either itself or through licensees) will continue to use its Trademarks on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain its Trademarks in full force free from any claim of abandonment for nonuse and such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark of such Grantor may become invalidated except to the extent such Grantor shall determine in its reasonable business judgment that a Trademark has negligible economic value or such Trademark is no longer utilized in the ordinary course of such Grantor's business.

                (d) Except as disclosed on Schedule III, each Grantor has the sole ownership of each of the Patents of such Grantor shown on Schedule III annexed hereto and made a part hereof. As of the date hereof, none of the Patents or Patent Applications of such Grantor has been abandoned or dedicated to the public, and, except to the extent that the Agent, upon prior written notice by such Grantor, shall consent, such Grantor will not do any act, or knowingly omit to do any act, whereby any of the Patents or Patent Applications of such Grantor may become abandoned or dedicated to the public.

                (e) Each Grantor has the sole ownership of the Copyrights of such Grantor and each of said Copyrights is subsisting and in full force and effect. None of such Grantor's registered Copyrights has been abandoned or dedicated, and, except to the extent that (i) the Agent, upon prior written notice by the applicable Grantor, shall consent in writing, or (ii) the applicable Grantor determines in its reasonable business judgment that a Copyright of such Grantor has negligible economic value or such Copyright is no longer utilized in the ordinary course of such Grantor's business, such Grantor will not do any act, or omit to do any act, whereby any of the Copyrights may become abandoned or dedicated to the public, or the remedies available against potential infringers weakened other than not registering unregistered copyrights.

                (f) Each Grantor shall notify the Agent promptly (and in no event later than three (3) Business Days) if it knows or has reason to know that any application or registration relating to any of its material Patents, Trademarks or Copyrights (now or hereafter existing) may become abandoned or dedicated to the public, or of any adverse determination or development

(including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor's ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

                (g) Each Grantor shall notify the Agent promptly (and in no event later then thirty (30) days) after such Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration of any material patent, material trademark or material copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency. Each Grantor shall quarterly, together with the delivery of the financial statements pursuant to Section 5.2(b) of the Credit Agreement, provide the Agent with a listing of all applications, if any, for new Trademarks, Patents and Copyrights (together with a listing of the issuance of registrations on presently pending applications for trademarks, patents and copyrights), which new applications and registrations shall be subject to the terms and conditions hereunder, and come within the terms "Trademarks," "Patents" and "Copyrights" as used herein. Upon request of the Agent, a Grantor shall execute and deliver any and all security agreements, documents and assignments as the Agent may reasonably request to evidence the Agent's Lien on the Patents, Trademarks or Copyrights of such Grantor, and the General Intangibles of such Grantor relating thereto or represented thereby.

                (h) Each Grantor shall take all actions necessary or reasonably requested by the Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine in its reasonable business judgment that such Patent, Trademark or Copyright is not material to the conduct of its business.

                (i) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the applicable Grantor shall notify the Agent promptly after such Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

                20. INDEMNIFICATION. In any suit, proceeding or action brought by the Agent or any Lender relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument of a Grantor for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument of a Grantor, the applicable Grantor will save, indemnify and keep the Agent and the Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of the Agent or any Lender, to the extent such expense, loss or damage is attributable to the gross negligence or willful misconduct of the Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Grantors shall be and remain enforceable against and only against the Grantors and shall not be enforceable against the Agent or any Lender. Each Grantor assumes all responsibility and liability arising from the use of the Collateral in which such Grantor granted a security interest hereunder in favor of the Agent, and such Grantor hereby agrees to indemnify and hold the Agent and the Lenders harmless from and against any claim, suit, loss, damage or reasonable expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by such Grantor (or any Affiliate or Subsidiary thereof) in connection with any Collateral of such Grantor or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Grantor (or any Affiliate or Subsidiary thereof). Each Grantor agrees that the Agent and the Lenders do not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral in which such Grantor has granted a security interest hereunder in favor of the Agent or the performance of any obligations to be performed under or with respect to any such agreement or contract by such Grantor, and such Grantor hereby agrees to indemnify and hold the Agent and each Lender harmless with respect to any and all claims by any Person relating thereto.

                21. LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and will defend the Collateral in which it has an interest against, and take such other action as is necessary to remove, any Lien on such Collateral except Permitted Liens, and will defend the right, title and interest of the Agent and the Lenders in and to any of such Grantor's rights under such Collateral against the claims and demands of all Persons whomsoever.

                22. NOTICE REGARDING COLLATERAL. Each Grantor will advise the Agent promptly, in reasonable detail, of any Lien (other than Permitted Liens) or material claim made or asserted against any of the Collateral.

                23.     REMEDIES; RIGHTS UPON DEFAULT.

                (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the applicable Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as the Agent deems necessary or advisable.

                (b) Each Grantor further agrees, at the Agent's request during an Event of Default, to assemble the Collateral in which it granted a security interest hereunder to the Agent and make it available to the Agent at places which the Agent shall select, whether at such Grantor's premises or elsewhere. Until the Agent is able to effect a sale, lease or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral in which it granted a security interest hereunder to the Agent while such Collateral is in the possession of the Agent. The Agent may, if the Agent so elects, seek the appointment of a receiver or keeper to take possession of any of the Collateral and to enforce any of the Agent's remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantors. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Agent or any Lender arising out of the repossession, retention or sale of any of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. The Grantors shall, jointly and severally, remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys' fees or other expenses incurred by the Agent or any Lender to collect such deficiency.

                (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Without limiting any of the foregoing, each Grantor, to the maximum extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Agent's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Agent to marshal any Collateral or other assets in favor of such Grantor or any other party or against or in payment of any or all of the Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Agent to pursue any third party for any of the Obligations.

                (d) Without limiting the foregoing, each Grantor further agrees that the Agent shall have the following additional rights and remedies upon the occurrence and during the continuance of an Event of Default: (i) immediately upon the Agent's request, no Grantor shall make any further use of its Patents, Trademarks or Copyrights or any mark similar thereto for any purpose and (ii) the Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the applicable Grantor in, to and under any one or more license agreements with respect to the Collateral in which such Grantor has granted a security interest hereunder in favor of the Agent, and take or refrain from taking any action under any thereof, and each Grantor hereby releases the Agent and each Lender from, and agrees to hold the Agent and each Lender free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

                (e) In the event of any license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence and during the continuance of an Event of Default, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, Patents or Copyrights of such Grantor, and its customer lists and other records relating to the Trademarks, Patents or Copyrights of such Grantor and to the distribution of said products, to the Agent or its designee.

                24. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Agent to exercise rights and remedies under Section 23 hereof (including, without limiting the terms of Section 23 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and, to the extent expressly permitted by the Credit Agreement or otherwise approved of by the Agent in its sole and absolute discretion, subject to any exclusive license granted after the date hereof and, subject, in the case of trademarks and any property of similar nature, to sufficient rights to quality control and inspection in favor of the relevant Grantor required under applicable law to avoid risk of invalidation of said trademarks and property of similar nature.

                25. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. The Agent and Lenders shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                26.     MISCELLANEOUS.

                (a) Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                (b) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

                (c) Severability. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the Lenders and the Grantors with respect to the matters referred to herein and therein.

                (d) No Waiver; Cumulative Remedies. None of the Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. No notice to or demand upon a Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent to exercise any right or remedy or take any other or further action in any circumstances without notice or demand. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and the Grantors.

                (e) Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                (f)     Termination of this Security Agreement. Subject to
Section 26(a) hereof, this Security Agreement shall terminate (and the security interest created by this Security Agreement in and upon the Collateral shall be automatically released) upon the indefeasible payment and performance in full in cash of all Obligations and the cancellation and return of all Letters of Credit (or, to the extent not so cancelled and returned, the deposit with the Agent of Supporting Letters of Credit for such outstanding Letters of Credit (or related Credit Support) in accordance with and as required by Section 1.3(g) of the Credit Agreement), and termination of the Commitments and in connection with such termination, the Agent, at the request and expense of the Grantors, will authorize, execute and deliver to the Grantors such documents and instruments evidencing such termination as the Grantors may reasonably request and will assign, transfer and deliver to the Grantors, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Agent. Notwithstanding anything in this Security Agreement to the contrary, upon any sale, transfer (including, without limitation, by merger or consolidation) or other disposition by any Grantor of any Collateral in a transaction expressly permitted under the Credit Agreement and the receipt by the Agent of the Net Proceeds of such sale or other disposition as required by the Credit Agreement, the Lien and security interest created by this Security Agreement in and upon such Collateral shall be automatically released, and in connection with any such release, the Agent, at the request and expense of the applicable Grantor, will authorize, execute and deliver to such Grantor such documents and instruments evidencing such release or termination as such Grantor may reasonably request and will assign, transfer and deliver to such Grantor, without recourse and without representation or warranty, such of the Collateral so being released as may then be in the possession of the Agent.

                (g) Successors and Assigns. This Security Agreement and all obligations of the Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of a Grantor) and shall, together with the rights and remedies of the Agent, for the benefit of the Secured Parties, hereunder, inure to the benefit of the Secured Parties, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

                (h) Counterparts. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

                (i) Governing Law. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE COURTS OF THE STATE OF NEW YORK, OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN ANY GRANTOR, THE AGENT AND THE LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT THE AGENT, THE LENDERS AND THE GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY OR THE SOUTHERN DISTRICT OF NEW YORK, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

                (j) Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE AGENT, THE LENDERS AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

                (k) Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                (l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

                (m) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 26(i) and Section 26(j) hereto, with its counsel.

                (n) Benefit of Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

                IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                             GRANTORS:

                                             GENTEK INC.
                                             GENTEK HOLDING CORPORATION
                                                (formerly known as General
                                                Chemical Corporation)
                                             GENERAL CHEMICAL PERFORMANCE
                                                PRODUCTS LLC
                                             NOMA HOLDING INC.
                                             GENTEK TECHNOLOGIES MARKETING
                                                INC.
                                             VIGILANT NETWORKS LLC
                                             BIG T-2 COMPANY LLC
                                             KRONE DIGITAL COMMUNICATIONS INC.
                                             PRINTING DEVELOPMENTS, INC.
                                             KRONE INTERNATIONAL HOLDING INC.
                                             GENERAL CHEMICAL WEST LLC
                                             GENERAL CHEMICAL LLC
                                             FINI ENTERPRISES, INC.
                                             REHEIS, INC.
                                             NOMA CORPORATION
                                             NOMA DELAWARE INC.
                                             BALCRANK PRODUCTS INC.
                                             TOLEDO TECHNOLOGIES INC.
                                             DEFIANCE, INC.
                                             REHEIS HOLDINGS INC.
                                             NOMA O.P., INC.
                                             NOMA TECHNOLOGIES LIMITED
                                                PARTNERSHIP
                                             TOLEDO TECHNOLOGIES MANAGEMENT
                                                LLC
                                             DEFIANCE PRECISION PRODUCTS, INC.
                                             HY-FORM PRODUCTS, INC.
                                             DEFIANCE TESTING AND ENGINEERING
                                                SERVICES, INC.
                                             DEFIANCE PRECISION PRODUCTS
                                                MANAGEMENT LLC
                                             DEFIANCE PRECISION PRODUCTS
                                                MANUFACTURING LLC
                                             DEFIANCE KINEMATICS INC.
                                             BINDERLINE DRAFTLINE, INC.
                                             KRONE HOLDING INC.
                                             KRONE USA INCORPORATED

                                             KRONE INCORPORATED


                                             By:
                                                --------------------------------
                                                Name:   Matthew R. Friel
                                                Title:  Vice President

                                             CON-X CORPORATION
                                             KRONE OPTICAL SYSTEMS INC.


                                             By:
                                                --------------------------------
                                                Name:   Kevin O'Connor
                                                Title:  Vice President

                                             TOLEDO TECHNOLOGIES MANUFACTURING
                                                LLC


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             KRONE HOLDING LLC, By its
                                             Sole Member and Manager
                                             Krone Holding Inc.


                                             By:
                                                --------------------------------
                                                Name:   Matthew R. Friel
                                                Title:  Vice President


                                             AGENT:

                                             BANK OF AMERICA, N.A., as the Agent


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                   SCHEDULE I
                                   ----------
                                       to
                               SECURITY AGREEMENT

                             LOCATION OF COLLATERAL
                             ----------------------

A.       Location of Chief Executive Office

B.       Location of Books and Records

C.       Location of Collateral

D.       Location of all other places of business

E.       Location of leased facilities and name of lessor/sublessor

                          [to be completed by Grantors]

                                   SCHEDULE II
                                   -----------
                                       to
                               SECURITY AGREEMENT


                          JURISDICTION OF ORGANIZATION
                          ----------------------------


                          [to be completed by Grantors]

                                  SCHEDULE III
                                  ------------
                                       to
                               SECURITY AGREEMENT


                       PATENTS, TRADEMARKS AND COPYRIGHTS
                       ----------------------------------


                          [to be completed by Grantors]

                                   SCHEDULE IV
                                   -----------
                                       to
                               SECURITY AGREEMENT


                               COLLECTION ACCOUNTS
                               -------------------


                          [to be completed by Grantors]

                                   SCHEDULE V
                                   ----------
                                       to
                               SECURITY AGREEMENT


                         SPECIFIED FOREIGN SUBSIDIARIES
                         ------------------------------

                          [to be completed by Grantors]

                                   SCHEDULE VI
                                   -----------
                                       to
                               SECURITY AGREEMENT


                      SPECIFIED DOMESTIC HOLDING COMPANIES
                      ------------------------------------

                          [to be completed by Grantors]

                                                                    Exhibit A to
                                                              Security Agreement

                            SPECIAL POWER OF ATTORNEY
                            -------------------------

STATE OF NEW YORK       )
                        )ss.:
COUNTY OF NEW YORK      )

                KNOW ALL MEN BY THESE PRESENTS, THAT [NAME OF GRANTOR], a ______________ corporation, with its principal office at __________________, (hereinafter called the "Assignor"), hereby appoints and constitutes Bank of America N.A., a national banking association, as agent (in its capacity as agent, together with any successor in such capacity, referred to herein as the "Assignee") for the financial institutions (the "Lenders") now or hereafter being parties to the Credit Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), among the Assignor, certain affiliates of the Assignor, Assignee, Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of the Assignor upon and during the continuance of an Event of Default:

                1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, reissues, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of the Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

                3. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as the Assignee may in its sole discretion determine.

                This power of attorney is made pursuant to a Security Agreement, dated the date hereof, among the Assignor the Assignee and certain other Grantors and takes effect solely for the purposes of Section 23 thereof and is subject to the conditions thereof and may not be revoked until the indefeasible payment and performance in full in cash of all "Obligations" as defined in such Security Agreement and the expiration or termination of all of the Commitments (as defined in the Credit Agreement) of the Lenders under the Credit Agreement and the cancellation and of all Letters of Credit (as defined in the Credit Agreement) issued pursuant to the Credit Agreement (or to the extent not so cancelled and returned, the deposit with the Assignee of Supporting Letters of Credit (as defined in the Credit Agreement) for such outstanding Letters of Credit (or related Credit Support, as defined in the Credit Agreement) in accordance with and as required by the Credit Agreement).

Dated: ________ __, 2003

                                             [NAME OF GRANTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF _____________  )
                        )  ss.:
COUNTY OF ___________   )

                On this ___ day of ________, 2003, before me personally appeared __________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _____________________, who being by me duly sworn did depose and say that he or she is an authorized officer of said entity, that said instrument was signed on behalf of said entity as authorized by the Board of Directors and that he or she acknowledged said instrument to be the free act and deed of said entity.

                                             ---------------------------
                                                    Notary Public

                                                                    Exhibit B to
                                                              Security Agreement

                                GRANT OF SECURITY
                                -----------------

                                  (COPYRIGHTS)
                                  ------------

                WHEREAS, [NAME OF GRANTOR] (herein referred to as "Assignor"), owns the copyrights listed on the annexed Schedule A, which copyrights are registered in the United States Copyright Office (the "Copyrights");

                WHEREAS, Assignor, certain affiliates thereof, certain financial institutions named therein (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor agent, "Assignee"), Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, are parties to the Credit Agreement dated as of November 10, 2003, and Assignee, and the Lenders are desirous of having a security interest and liens in favor of Assignee on the above-identified property as security for all Obligations (as defined in the Agreement);

                WHEREAS, Assignor has entered into a Security Agreement, dated as of November 10, 2003 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Agreement") with Assignee; and

                WHEREAS, pursuant to the Agreement, Assignor has granted to Assignee a security interest in and lien on, all right, title and interest of Assignor in and to the Copyrights, and the registrations and recordings thereof in the United States, any State thereof or any other country or any political subdivision thereof, all whether now or hereafter owned or licensable by Assignor and all extensions or renewals thereof and all licenses thereof and all proceeds thereof, including, without limitation, any claims by Assignor against third parties for infringement thereof (the "Collateral"), as security for all Obligations, as defined in the Agreement;

                NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a continuing security interest in, and lien on, the Collateral as security for all Obligations.

                Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and lien on the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                Assignee's address is 335 Madison Avenue, New York, New York 10017.

                IN WITNESS WHEREOF, Assignor has caused this Grant to be duly executed by its officer thereunto duly authorized as of the _____ day of ____, 200_.

                                             [NAME OF GRANTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF _____________  )
                        )  ss.:
COUNTY OF ___________   )

                On this ___ day of ________, 2003, before me personally appeared __________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of _____________________, who being by me duly sworn did depose and say that he or she is an authorized officer of said entity, that said instrument was signed on behalf of said entity as authorized by the Board of Directors and that he or she acknowledged said instrument to be the free act and deed of said entity.

                                             ---------------------------
                                                    Notary Public

                  SCHEDULE A TO GRANT OF SECURITY (COPYRIGHTS)
                  --------------------------------------------

                                   COPYRIGHTS
                                   ----------

   Titles                    Issue or Filing Date            Copyright No.
   ------                    --------------------            -------------


                                                                    Exhibit C to
                                                              Security Agreement

                                GRANT OF SECURITY
                                -----------------

                                    (PATENTS)
                                    ---------

                WHEREAS, [NAME OF GRANTOR] (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule A annexed hereto as part hereof (the "Patents");

                WHEREAS, Assignor, certain affiliates thereof, certain financial institutions named therein (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor agent, "Assignee"), Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, are parties to the Credit Agreement dated as of November 10, 2003, and Assignee and the Lenders are desirous of having a security interest and lien on the above-identified property as security for all Obligations, as defined in the Agreement;

                WHEREAS, Assignor has entered into a Security Agreement, dated as of November 10, 2003 (as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Agreement") with Assignee; and

                WHEREAS, pursuant to the Agreement, Assignor has granted to Assignee a security interest in, and lien on, all right, title and interest of Assignor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), as security for all Obligations, as defined in the Agreement;

                NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a continuing security interest in, and lien on, the Collateral as security for all Obligations.

                Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and lien on the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                Assignee's address is 335 Madison Avenue, New York, New York 10017.

                IN WITNESS WHEREOF, Assignor has caused this Grant to be duly executed by its officer thereunto duly authorized as of the _____ day of ____, 200_.

                                             [NAME OF GRANTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF _____________  )
                        )  ss.:
COUNTY OF ___________   )

                On this ___ day of ________, 2003, before me personally appeared __________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ______________________, who being by me duly sworn did depose and say that he or she is an authorized officer of said entity, that said instrument was signed on behalf of said entity as authorized by the Board of Directors and that he or she acknowledged said instrument to be the free act and deed of said entity.

                                                ---------------------------
                                                       Notary Public

                         SCHEDULE A TO GRANT OF SECURITY
                         -------------------------------

                                     PATENTS
                                     -------

File Number       Serial/Patent No.         Status            Title
-----------       -----------------         ------            -----


                                                                    Exhibit D to
                                                              Security Agreement

                                GRANT OF SECURITY
                                -----------------

                                  (TRADEMARKS)
                                  ------------

                WHEREAS, [NAME OF GRANTOR] (herein referred to as "Assignor"), owns the trademarks listed on the annexed Schedule A, which trademarks are registered in the United States Patent and Trademark Office (the "Trademarks");

                WHEREAS, Assignor, certain affiliates thereof, certain financial institutions named therein (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in such capacity, together with any successor agent, "Assignee"), Bank of America, N.A., as syndication agent, Fleet Capital Corporation, as documentation agent, and Banc of America Securities LLC, as sole book runner and lead arranger, are parties to the Credit Agreement dated as of November 10, 2003 and Assignee and the Lenders are desirous of having a security interest and lien on the above-identified property as security for all Obligations as defined in the Agreement;

                WHEREAS, Assignor has entered into a Security Agreement, dated as of November 10, 2003 (as it may be amended, supplemented, or otherwise modified from time to time, the "Agreement") with Assignee; and

                WHEREAS, pursuant to the Agreement, Assignor has granted to Assignee a security interest in, and lien on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), as security for all Obligations, as defined in the Agreement.

                NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby grant to Assignee a continuing security interest in, and lien on, the Collateral as security for all Obligations.

                Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the security interest in and lien on the Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                Assignee's address is 335 Madison Avenue, New York, New York 10017.

                IN WITNESS WHEREOF, Assignor has caused this Grant to be duly executed by its officer thereunto duly authorized as of the _____ day of _____, 200_.

                                             [NAME OF GRANTOR]


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

STATE OF _____________  )
                        )  ss.:
COUNTY OF ___________   )

                On this ___ day of ________, 2003, before me personally appeared __________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ______________________, who being by me duly sworn did depose and say that he or she is an authorized officer of said entity, that said instrument was signed on behalf of said entity as authorized by the Board of Directors and that he or she acknowledged said instrument to be the free act and deed of said entity.

                                                ---------------------------
                                                        Notary Public

                         SCHEDULE A TO GRANT OF SECURITY
                         -------------------------------

                                   TRADEMARKS
                                   ----------

  Trademark               Reg. Date               Reg. No.
  ---------               ---------               --------
